Exhibit 99.2

Investor Presentation 2019 Q4

1 Forward - looking Statement This presentation contains certain “forward - looking statements” about the Company which, to the extent applicable, are intended to be covered by the safe harbor for forward - looking statements provided under Federal securities laws. Examples of forward - looking statements include but are not limited to the Company’s financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward - looking statements are not historical facts. Such statements may be identified by the use of such words as “may”, “believe”, “expect”, “anticipate”, “plan”, “continue”, or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we caution you not to place undue reliance on these forward - looking statements. Factors which may cause our forward - looking statements to be materially inaccurate include, but are not limited to, an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs, unanticipated adverse changes in our customers’ economic conditions or economic conditions in our local area in general and other factors discussed in our filings with the Securities and Exchange Commission. Forward - looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward - looking statement, whether the result of new information, future events or otherwise.

2 Company Overview ▪ Full service commercial bank since 1999 with goal of helping our clients build and sustain wealth ▪ Business model combines high - touch service and relationship - based focus of a community bank with extensive suite of financial products and services ▪ Expertise in commercial real estate and traditional C&I lending to middle market companies in the New York metro area ▪ Lower cost core deposit franchise through the following sources: ▪ Existing lending relationships ▪ Non - borrowing clients sourced through our banking centers ▪ Corporate cash management deposits for clients in possession of or having discretion over large pools of funds ▪ Global Payments Group: ▪ Prepaid debit card issuing business ▪ Banking services to digital currency businesses ▪ Merchant acquiring business ▪ Correspondent banking services ▪ Banking services to cannabidiol companies ▪ Strong balance sheet growth while managing net interest margin

Metropolitan Commercial Bank

Loan and Deposit Portfolio

Loan Portfolio at December 31, 2019
$2.67 Billion



CRE - Owner Occupied
CRE - Non-Owner Occupied
C&I
Multi-family
Consumer
Construction
1-4 family
20%
42%
17%
14%
3%
1%
3%

- Multi-family loans – 53% rent regulated
- CRE/RBC ratios: MCB 412.2%
- CRE Owner-occupied is a segment of our C&I Lending platform

Deposits at December 31, 2019
$2.79 Billion



DDA (excl. Corporate Cash Management)
Corporate Cash Management DDA
Savings and CD's
MMA (excl. Corporate Cash Management)
Corporate Cash Management MMA
27%
12%
5%
22%
34%

- Corporate cash management deposits designed for clients who are in possession of or have discretion over large deposits such as property management companies, title companies, and bankruptcy trustees.
- Corporate cash management deposit accounts have an expected retention period of greater than 3 years.
- Corporate cash management money market accounts have a weighted average cost of 1.50%.
- Corporate cash management deposit accounts in total have a weighted average cost of 1.10%.

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4 Quarterly Revenues, Profitability and Asset Quality *annualized (1) Results include a recovery of $4.2 million related to loans previously charged off in Q1. (dollars in thousands) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Summary Income Statement Net Interest Income $28,042 $26,053 $22,937 $20,578 $18,961 Provision (credit) for loan losses $2,300 $2,004 $1,950 ($2,031) (1) $844 Non-Interest Income $2,862 $2,700 $2,674 $2,393 $2,188 Non-Interest expense $17,042 $15,495 $14,724 $12,694 $11,602 Net Income $7,863 $7,683 $6,057 $8,531 $6,285 Profitability Diluted EPS $0.93 $0.90 $0.71 $1.01 (1) $0.75 ROAA* 0.95% 0.97% 0.91% 1.49% 1.25% ROAE* 10.53% 10.63% 8.71% 12.67% 9.59% NIM* 3.35% 3.26% 3.47% 3.68% 3.77% Efficiency Ratio 55.14% 53.89% 57.49% 55.26% 54.86% Asset Quality NPLs/Total Loans 0.17% 0.19% 0.15% 0.07% 0.02% NCOs/Average Total Loans* 0.07% 0.05% 0.01% (0.80%) (1) 0.09% Reserves/Loans 0.98% 0.98% 0.97% 0.99% 1.02% 3 Months ended

5 Net Interest Margin Analysis 3.77% 3.68% 3.47% 3.26% 3.35% 4.65% 4.83% 4.66% 4.47% 4.38% 1.90% 2.15% 2.22% 2.15% 1.77% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 4Q18 1Q19 2Q19 3Q19 4Q19 Net Interest Margin Components ▬ NIM ▬ Yield on Interest - Earning Assets ▬ Rate on Interest - Bearing Liabilities Yield /Rate 4Q18 1Q19 2Q19 3Q19 4Q19 Loans 4.93% 5.15% 5.05% 5.03% 4.96% Total Interest-Earning Assets 4.65% 4.83% 4.66% 4.47% 4.38% Interest-Bearing Deposits 1.64% 1.89% 2.01% 2.03% 1.65% Borrowed Funds 3.62% 3.35% 3.19% 3.03% 2.80% Total Interest-Bearing Liabilities 1.90% 2.15% 2.22% 2.15% 1.77% Net Interest Rate Spread 2.75% 2.68% 2.44% 2.32% 2.61% Net Interest Margin 3.77% 3.68% 3.47% 3.26% 3.35%

6 Non - interest Income and Expense Detail Non - Interest Income ($000s) Non - Interest Expense ($000s) (1) Includes $615,000 and $400,000 related to additional leased space at the Company’s headquarters for the fourth and third qu arters of 2019, respectively. 12/31/19 9/30/19 6/30/19 3/31/19 12/31/18 Service Charges on Deposit Accounts $977 $852 $908 $819 $826 Prepaid Debit Card Income 1,482 1,482 1,422 1,257 1,133 Other Service Charges and Fees 413 349 313 278 229 Change in fair value of equity securities (10) 17 31 39 - Total Non-interest Income $2,862 $2,700 $2,674 $2,393 $2,188 3 Months Ended 12/31/19 9/30/19 6/30/19 3/31/19 12/31/18 Compensation and Benefits $7,956 $7,875 $7,921 $7,490 $6,962 Bank Premises and Equipment 2,057 (1) 1790 (1) 1,348 1,335 1,324 Professional Fees 810 906 917 794 715 Technology Costs 739 660 562 565 598 Corporate Cash Management Deposit Licensing Fees 2,724 2,866 2,056 1,135 427 Other Expenses 2,756 1,398 1,920 1,690 1,576 Total Non-interest Expense $17,042 $15,495 $14,724 $13,009 $11,602 3 Months Ended

7 Balance Sheet and Capital *Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank meet all the requirements to be considered “Well - Capitalized” under applicable regulatory guidelines at each date shown. (dollars in thousands) 9/30/19 12/31/18 Balance Sheet ($000's) Total Assets $114,401 $1,174,928 Total Loans $176,252 $807,733 Total Deposits $85,568 $1,130,220 Capital MBHC MCB MBHC MCB MBHC MCB MBHC MCB MBHC MCB CET1* 10.1% 11.8% 10.4% 12.2% 10.7% 12.5% 11.8% 13.9% 13.2% 15.6% Total Risk-Based Capital* 12.5% 12.7% 13.0% 13.1% 13.4% 13.4% 14.8% 14.8% 16.9% 16.7% Tier 1 Leverage* 9.4% 10.1% 9.6% 10.3% 11.0% 11.2% 12.5% 13.4% 13.7% 14.7% $1,865,216 $2,705,206 $2,376,122 $1,660,554 $2,182,644$2,960,613 $2,335,573 $2,545,186 $2,102,420 $1,966,130 12/31/2019 Change vs. As of 9/30/2019 As of 6/30/2019 As of 12/31/2018As of 12/31/2019 As of 3/31/2019 $3,357,572 $2,672,949 $2,790,774 $3,243,171 $2,496,697

8 Strong Balance Sheet Growth Deposits ($mm) Total Equity ($mm) Assets ($mm) Loans, Net of Deferred Fees ($mm) $2,183 $2,545 $2,961 $3,243 $3,357 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 $1,865 $2,102 $2,336 $2,497 $2,673 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 $1,661 $1,966 $2,376 $2,705 $2,791 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 265 274 281 291 299 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 48.1% 44.0% 46.4% 38.5% 39.1% ■ % Non - interest Demand Deposits Total cost of deposits including DDA – 1.06% Cost of interest - bearing deposits – 1.44%

9 Robust Organic Loan Growth within a Diversified Portfolio (1) Includes commercial real estate, multifamily, and construction (dollars in millions) ■ Total CRE (1) (Non Owner Occupied) ■ Total CRE (Owner Occupied) ■ C&I ■ Other $1,867 $2,105 $2,339 $2,501 $2,678 1,063 1,142 1,330 1,409 1,530 236 366 419 495 545 382 422 427 449 448 186 176 164 148 155 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 • The Bank’s loan production for the three months ended December 31, 2019 was $252.1 million, of which $105.3 million, or 42%, was from new customers and $146.8 million, or 58%, was from existing relationships. • The Bank’s loan production for the year ended December 31, 2019 was $1.1 billion, of which $593.3 million, or 54%, was from n ew customers and $497.1 million, or 46%, was from existing relationships. Loans Composition over time ($mm)

10 Commercial Growth Driven by Expertise in Specific Lending Verticals General Commercial and Industrial Overview C&I Composition at Dec ember 31, 2019 Target Market Key Metrics ▪ Middle market businesses with annual revenues below $200mm ▪ Primarily concentrated in the New York MSA ▪ Well - diversified across industries ▪ Weighted average yield of 5.30% YTD ▪ Strong historical credit performance ▪ Pledged collateral and/or personal guarantees from high net worth individuals support most loans ▪ Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks 47% 6% 22% 7% 3% 3% 1% 1% 6% 2% Healthcare Manufacturing Finance and Insurance Wholesale Trade Individuals Transportation Arts, Entertainment, and Recreation Retail Trade and RE Rental & Leasing Professional, Scientific, Technical and Other Services Accommodation and Food Services Individuals Secured 2%

11 Relationship - based Commercial Real Estate Lending Composition by Type at Dec ember 31, 2019 Composition by Region at Dec e mber 31, 2019 Overview Target Market Key Metrics ▪ New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million ▪ Primarily concentrated in the New York MSA ▪ Well - diversified across various property types ▪ Losses peaked at 0.51% in 2010 and have been de minimus since 2014 ▪ Average loan - to - value of 52.68% Majority of loans are originated through direct relationships or referrals from existing clients 18% 23% 10% 8% 9% 8% 4% 8% 1% 4% 3% 2% 2% Multifamily Nursing Home CRE Mixed Use Other CRE Retail Office 1-4 Family Hospitality Construction Land Warehouse Commercial Condo and Co-op Other Unsecured 20% 21% 9% 25% 8% 5% 3% 7% 1% 1% Manhattan Brooklyn Queens Other Bronx Other NY New Jersey Long Island Staten Island Connecticut

12 NYC Stabilized Multi - family Loan Portfolio ▪ MCB multi - family loans underwritten to current cash flows – weighted average DCR of 1.78 on stabilized rent regulated properties ▪ Average LTV of 46% on stabilized rent regulated properties provide a cushion against falling values (dollars in thousands) Total Balance Weighted Average LTV Weighted Average DCR Weighted Average Debt Yield Stabilized NYC Multi- family $260,398 49.34% 1.66 11.14% Rent regulated 199,783 46.15% 1.78 12.25% Unregulated 60,615 58.24% 1.25 7.47%

Well-Developed, Diversified Healthcare Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

CRE Skilled Nursing Facilities (SNF) - $460 million

C&I Skilled Nursing Facilities (SNF) - $99 million

C&I Other Healthcare - $92 million

C& I Healthcare Composition at December 31, 2019



Nursing and Residential Care Facilites
Doctor Office
Ambulatory Health Care Services
Offices and Clinics of Dentists
Medical Labs
Offices of Speech Therapists
Misc. Health Practitioners
Ambulance Services
53%
16%
6%
4%
3%
1%
12%
5%

Diversified Healthcare Portfolio

- Active in Healthcare lending since 2002
- CRE – SNF – Average loan-to-value of 68%
- Highly selective in regards to the quality of Skilled Nursing Operators which we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made only in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 72% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.06x and average loan-to-value is 66%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD.
- Stabilized loans and Non-Stabilized loans are respectively $333 million and $127 million.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the market place. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).

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14 Well - Developed, Diversified Healthcare Portfolio CRE Skilled Nursing Facility Exposure By State 6% 17% 2% 7% 8% 4% 2% 2% 30% 2% 7% 2% 8% 1% 2% California Florida Georgia Indiana Maryland Massachusetts Missouri New Jersey New York Ohio Pennsylvania Rhode Island Tennessee Wisconsin Kansas State Balance ($000's) % of Total CRE SNF California 28,000 6% Florida 80,371 17% Georgia 10,550 2% Indiana 30,000 7% Maryland 35,521 8% Massachusetts 18,500 4% Missouri 10,000 2% New Jersey 11,419 2% New York 137,578 30% Ohio 7,008 2% Pennsylvania 34,553 7% Rhode Island 7,021 2% Tennessee 37,133 8% Wisconsin 2,340 1% Kansas 10,000 2% Total CRE SNF 459,993 100%

15 Well - Developed, Diversified Healthcare Portfolio C&I Skilled Nursing Facility Exposure By State 4% 2% 4% 51% 15% 24% Florida Georgia/Indiana/Wisconsin New Jersey New York Pennsylvania Tennessee State Balance ($000's) % of Total C&I SNF Florida 4,412 4% Georgia/Indiana/Wisconsin 1,749 2% New Jersey 4,206 4% New York 49,932 51% Pennsylvania 14,955 15% Tennessee 23,454 24% Total C&I SNF 98,708 100.00%

Credit Metrics

NCOs/Average Loans (Annualized)


0.09%
(0.80%
0.01%
0.05%
0.07%
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4

Non-Performing Assets/Loans


0.02%
0.07%
0.15%
0.19%
0.17%
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4

ALLL/Loans


1.02%
0.99%
0.97%
0.98%
0.98%
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4

Non-Performing Assets/ALLL


1.5%
7.2%
15.4%
19.3%
17.1%
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4

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17 Deposit Composition (1) Includes liquidation, receivership, litigation settlement and other fiduciary accounts. $1,661 $1,966 $2,376 $2,705 $2,791 633 707 675 758 805 81 262 425 527 580 150 210 285 355 375 281 283 310 328 392 271 244 225 221 207 220 210 205 139 104 23 50 251 377 328 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 Retail deposits Bankruptcy accounts Property managers Retail deposits with loan customers Debit cards Digital currency customers Corporate cash management deposits (1) Deposit Composition at December 31, 2019 Deposit composition over time ($mm) Deposit Type Balance ($000's) % of Total Deposits Retail deposits 805,244 29% Retail deposits with loan customers 391,517 14% Bankruptcy accounts 580,409 21% Property Managers 374,430 13% Debit cards 206,671 7% Digital currency customers 104,244 4% Corporate Cash Management Deposits 328,259 12% Total Deposits 2,790,774 100%

18 Well Positioned for Changing Rate Environment Estimated Sensitivity of Projected Annualized Net Interest Income as of September 30, 2019 Fixed vs. Floating Rate Loans at Dec ember 31, 2019 5.55%% 3.94% (7.77%) -100bps +100bps +200bps Floating 41% Fixed 59% Approximately 75.06% of floating rate loans have floors – Weighted average floor of 4.99% ■ Net Interest Income Note: Given the recent decreases in market interest rates, the Bank did not model a 200 basis point decrease in interest rates at September 30, 2019

19 Outlook: Loan and Deposit growth, Margin Expansion, Operating Leverage Loan Growth Core Deposit Funding Performance ▪ Maintain a diversified commercial real estate portfolio ▪ Maintain CRE concentration below our internal limits ▪ Capture market share from larger competitors through differentiated service ▪ Corporate Cash Management relationships ▪ Support development of retail banking franchise ▪ Existing relationships ▪ Consider new retail banking centers ▪ Continue to provide cash management service to digital currency related clients ▪ Expand debit card issuing business to generate additional low - cost core deposits and fee income ▪ Future initiatives: Introduce merchant acquiring services and correspondent banking services ▪ Expect future profitability to be driven by organic growth ▪ Growth: Demonstrated ability to capture market share ▪ Rate benefit: Low cost, core deposits funding short duration assets ▪ Our growth initiatives will yield enhanced profitability and value to the MCB franchise. Balance Sheet Growth = Long - Term Profitable Relationships

20 Appendix

MCB Selected Global Payment Clients

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

bitpay

Debit Card | Digital Currency
Consumers use debit card to spend US$ that is funded by digital currency

Metropolitan Commercial Bank
Issuing Bank

BROXEL

Debit Card
GPR card that can be used to originate low cost transfers to Mexico for consumers

Metropolitan Commercial Bank
Issuing Bank

Intelligent Systems

Debit Card & Payment Solutions
Focused on CoreCard Software and expanding footprint in the FinTech industry

Metropolitan Commercial Bank
Strategic Partner

crypto.com

Debit Card | Digital Currency
General spend prepaid card that allows consumers to earn rewards paid in digital currency

Metropolitan Commercial Bank
Issuing Bank

VOYAGER

Digital Currency
Banking the e-wallet behind their speed routing for best price execution technology

Metropolitan Commercial Bank
Holding bank for US$ held in e-wallet

Current

Debit Card
For teens with parental spending controls and financial literacy lessons

Metropolitan Commercial Bank
Issuing Bank

Digicel MY Cash

Debit Card
Premier mobile service provider in the Caribbean and Central America for money transfer

Metropolitan Commercial Bank
Issuing Bank

HYPERWALLET A PayPal Service

Payments Processor
Acquiring bank for a company enabling mass payouts for the marketplace and freelancers

Metropolitan Commercial Bank
Global Payment Services

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22 MCB Selected Global Payment Clients Debit Card Issuer of debit cards linked to margin accounts for the largest U.S. electronic brokerage firm Metropolitan Commercial Bank Issuing Bank Payments Platform Providing global payment services via banking relationships throughout the world Metropolitan Commercial Bank Global payment services Debit Card General Purpose Reloadable cards and remittance products using the Univision card Metropolitan Commercial Bank Acquiring Bank for Cross Border Payments Payments Processor Digital check cashing and payment services Metropolitan Commercial Bank Sponsor Bank Deposit relationships for settlement and operating accounts. Cash management services Metropolitan Commercial Bank Money Transfer Company Acquiring bank enabling money transfers domestically and cross border Metropolitan Commercial Bank Global payment services